Segment Reporting	12 Months Ended
Mar. 31, 2024
Segment Reporting [Abstract]
Segment Reporting

16. Segment Reporting

Disaggregation of revenue is as follows:

	For the years ended March 31,
	2024	2023	2022
	USD	USD	USD
Sector
Public	11,488,228	6,307,454	2,029,667
Private	16,084,464	15,560,766	12,354,313
	27,572,692	21,868,220	14,383,980

ASC 280, “Segment Reporting”, establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organizational structure as well as information about geographical areas, business segments and major customers in financial statements for details on the Company’s business segments.

The Company uses the management approach to determine reportable operating segments. The management approach considers the internal organization and reporting used by the Company’s chief operating decision maker (“CODM”), Mr. Lam Wai Kwan (a director of MSHK), for making decisions, allocating resources and assessing performance.

Based on the management’s assessment, the Company determined that it has only one operating segment and therefore one reportable segment as defined by ASC 280. For the years ended March 31, 2024, 2023 and 2022, revenue and assets within Hong Kong contributed over 90% of the Company’s total revenue and assets. Therefore, no geographical segments are presented. The single segment represents the Company’s core business of providing wet trades works and other wet trades related ancillary works to its customers in Hong Kong.